September 2006 Exhibit 99.1

Casual Male Retail Group properly positioned to increase market share to 12% of the big & tall market

Big & Tall Market
• Market defined as:
– big = waist size between 40” and 70”
– tall = height over 6’2”
• Big and tall men account for approximately 11%
of the male population.
• Big and tall market size is approximately $6
billion and growing at almost twice the rate of
the regular size men’s apparel market.
– Big & tall apparel market is highly
fragmented; characterized by many small,
local operators.

1991
Market is growing as a percent to total
menswear sales
Obesity Trends* Among U.S. Adults
1996
(*BMI 30, or about 30 lbs overweight)
No Data         <10%           10%–14% 15%–19%          20%–24%            25%
2004
In 2004, 7 states had
obesity prevalence
rates of 15–19
percent; 33 states had
rates of 20–24
percent; and 9 states
had rates more than
25 percent

Casual Male Retail Group has divisions which support all demographics within the big & tall market

CASUAL | MALE XL

ROCHESTER CLOTHING

Jared M

Jared M.

Jared M. • Custom clothing continues to be growing in the higher-end men’s business • Spring ’07 launch – Jared M. shops in high profile Rochester markets – Jared M. catalog – Jared M. website

Intense
Traditional navy blazer,
elevated in cashmere,
detailed with brass buttons
Luxe, smooth knit
mocha cashmere
turtleneck sweater
Classic corduroy pants, woven
from finer yarns for a richer,
deeper rust color
Uniquely crafted olive
suede blazer
with crisp ivory pinstripe
Beige, mocha and kiwi
leather-trimmed cashmere
cardigan
Navy blue
denim jeans

Jared M.
Three areas of opportunity for growth of
Jared M. concept
• Custom Clothing
– Rochester is underdeveloped in custom clothing
(3.5% of sales)
– Jared M. custom shops will contribute to the
contemporary portion of this opportunity
– New Showroom/Production facility in lower
Manhattan will also support custom clothing
• Athlete clientele growth
– Jared M. has solid NBA athlete clientele
– Project other athlete clientele opportunities in
NFL, MLB, NHL, etc.
• Exclusive Collection for Rochester Big & Tall
– Store, catalog and web channels

claiborne

CANALI

BURBERRY

KENNETH COLE new york

VERSACE

DKNY

RALPH LAUREN

Cloth by
Ermenegildo Zegna

Rochester Brands

1906 100 2006
YEARS
Polo Ralph Lauren® Cotton Sweater shown on page 6.
Fall 2006
ROCHESTER
BIG & TALL

ROCHESTER
BIG & TALL
Home | Shirts | Pants | Sale
1906 100 2006
YEARS
The first look at...
Polo Ralph Lauren
Fall Collection 2006
Visit our new stores now open in Boca Raton, FL... Manhasset, NY and Woodbury Common Premium Outlets, NY

Rochester Overview • Rochester currently with 23 US stores • 1 store in United Kingdom. Rochester * 1 London, United Kingdom 8 3 2

Casual Male Objectives to Increase
Market Share
• Raise productivity sales per square foot
• Increasing sales of “smaller” sizes
• Attract “younger” big and tall customers to
Casual Male XL
• Grow multi channel
• New marketing efforts
– Loyalty

Comp Store Trend
-5.0%
-2.3%
-1.1%
2.4%
9.2%
4.8%
1.6%
2.0%
2.3%
2.5%
3.70%
7.90%
5.40%
10.60%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2004 2003
Stores change to
lifestyle presentation
Launch of George Foreman
collection and TV campaign
2005
2006

Sales Per Square Foot 181 184 188 200 170 175 180 185 190 195 200 2003 2004 2005 2006 Forecasted

Casual Male Stores
• Casual Male XL is the nation’s largest
specialty retailer of big & tall clothing with
485 stores in 44 states
CT-11
DE-3
RI-1
MA-14
MD-13
NH-3
NJ-21
VT-1
5
3
8
55
6
27
11
4
28 12
4 5
5
3
23
9
12
2
11
1
4
2
5
31
22
3
5
26
7
1
9
37
14
7
9
2
Long term potential –
additional 100-130 more
stores

Annual Relocation Plan 2008 2007 2006 Calendar Year 26 28 11 Number of Stores Relocation of lower performing store will improve $ per square foot Relocation Potential

9064 Utica, MI to Sterling Heights, MI
¼ mile apart / Cost $41,975
Old Location:
In-Line Strip Center
with Vacant Anchor
No Street Visibility
4000 Sq. Ft
05 sales: $817,000
05 cash flow: $194,000
New  Location:
End-Cap
Multi-Tenant Building
Mall Pad
3500 Sq. Ft
Trend prior to relocation:  -1.61%
Trend after relocation:  22.89%

Casual Male Big&Tall
MATTRESS
TWO DAY SALE

CASUAL MALE XL

9612 Katy, TX
8 miles apart / Cost $126,194
Old Location:
Power Center
Multi-Tenant Pad
2500 Sq. Ft
05 sales: $439,000
05 cash flow: $90,000
New Location:
Duplex Pad
End Cap within
Regional Power Center
3700 Sq. Ft
Trend prior to relocation :  6.12%
Trend after relocation 03/30/06: 29.41%

Increasing sales of smaller sizes within big & tall

National Sales by Size $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 30 32 34 36 38 40 42 44 46-60 Waist

Market Share Size Opportunity
Casual Male Sales by Size
Data based on ’04 sales of Casual
Pants, Dress Pants and Jeans
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
$180,000
$200,000
Waist Size

Rebranding Casual Male

Customer Research
• Least favorite aspect of clothing shopping was “difficulty finding items in my size”
– They were shopping at “the end of the rack”
– Stigma with “big and tall” store
– “big and tall” stores were consistently referred to as
places where “fat guys” shop
• Current image associated with Casual Male
– A degree of discomfort with shopping at the store for
“big and tall”
– Belief that the clothing started around a 48” waist
– Merchandise and selection lacked a sense of style
– Had unattractive, inconvenient locations
– Casual Male was a place of necessity rather than a
destination of choice

Casual Male
BIG&TALL
Big&Tall
CASUAL MALE
shoes
11 to 16
onsale
Casual Male Big&Tall
Big&Tall CASUAL MA
Casual Male BIG&TALL
Big&Tall
CASUAL MALE
Big&Tall CASUAL MALE
Big&Tall
CASUAL MALE

50% of customers refer to Casual Male as the “Big & Tall” store

CASUAL | MALE XL
CASUAL | MALE XL
CASUAL | MALE XL

Before

After

Attracting “Younger” Big & Tall Customers to Casual Male Brand

Obesity in Young Men
• Opportunity to increase penetration of under 30 demographic
– Among American men ages 20 - 34, prevalence of obesity has increased dramatically since 1976
• CM indexes low in young men’s demo- identifies opportunity for growth
Men Age 20 - 34
8.9
14.1
21.7
0
5
10
15
20
25
1976-1980 1988-1994 1999-2002

Customer Lifestyles Synrgy Age 18-35 Harbor Bay Age 30-50 626 Blue Age 18-35

626 BLUE®

eXuberant

XL | 626 BLUE®

Get your attitude on!
You're out there, doing your thing, your way. Let your individuality show in our fun, fall vintage collection.

626 BLUE® Graphic Tees
Cotton. Machine wash. Imported.
A fun assortment in-store and online at casualmaleXL.com.
Tall: 2XLT–4XLT. Big: XL(1X)–6XL(6X).
$25–$28

626 BLUE® Long-Sleeve Woven Sport Shirts
Cotton. Machine wash. Imported.
Tall: XLT–5XLT. Big: XL(1X)–6XL(6X)

#85346 Blue Bar Stripe Woven Sport Shirt	$42
#85347 Orange Stripe Woven Sport Shirt	$42
#85348 Blue Plaid Sport Shirt	$42

626 BLUE® Cargo Pants & Shorts or Jeans
Cotton. Machine wash. Imported.
Waist: 42–60. Inseam: 28–36.
Colors: camo/multi, khaki, olive.

#85441 Cargo Pants	$59.50

Colors: camo/multi, khaki, olive, brown.

#85272 Cargo Shorts	$39.50

Colors: blue/black, medium tint, dark indigo.

#84710 Premium Wash Jeans	$49.50

626 BLUE® Footwear
Updated leather and manmade materials in lace-up, moccasin and slip-on styles.
Colors: black, brown.
Sizes: 11–16W.
$59–$69

Sizes, styles and selection may vary.

Corona
GUINNESS

3 easy ways to shop 1.800.767.0319 1.866.thinkXL casualmaleXL.com

10

11

CASUAL MALE XL ROCHESTER CLOTHING

CASUAL MALE XL

HARBOR BAY

Straight-forward styles you depend on.

Traditional styles crafted for every day and reliable quality at exceptional prices.

Harbor Bay® Easy-Care Plaid Sport Shirts
Polyester/cotton blend. Machine wash. Imported.
Tall: LT-3XLT. Big: XL(1X)-6X(6X).
#05090 Pine Large Plaid Sport Shirt $34
#05080 Red Check Sport Shirt $34
#05089 Navy Large Plaid Sport Shirt $34

Harbor Bay® Long-Sleeve Thermal Henley
Cotton. Machine wash. Imported.
Colors: navy, deep forest, oatmeal heather, light gray heather.
Tall: XLT-4XLT. Big: XL/1X-6XL/6X.
#95312 Thermal Henley $30

Harbor Bay® V-Neck Acrylic Sweater
Acrylic. Machine wash. Imported.
Colors: blue marl, cilantro marl, black, chianti marl.
Tall: XLT-4XLT. Big: XL/2X-6XL/6X.
#05081 V-Neck Acrylic Sweater $40

Harbor Bay® Long-Sleeve Mock & Crewneck
Cotton. Machine wash. Imported.
Tall: XLT-4XLT. Big: XL/1X-6XL/6X.
Colors: denim heather, burgundy heather, dark grey heather, black.
#04754 Long-Sleeve Mockneck $25
Colors: black, burgundy, forest, white.
#84758 Long-Sleeve Crewneck $25

Harbor Bay® Loose-Fit Jeans
100-oz. cotton denim. Machine wash. Imported.
Colors: stonewash*, black*, light stonewash.
Waist: 38-64. Inseam: 28-38.
#91570 Loose-Fit Jeans $45
or $39.99 each when you buy 2

YOUR SIZE IN STOCK guaranteed. IN STORE FOR YOU EVERY DAY

We guarantee you'll find your size in this fundamental favorite and if you don't, you'll get the item **free.***

YOUR SIZE IN STOCK

HARBOR BAY

Multi Channel Shopping In-store, Catalog & Online

BIG & TALL
FALL 06
CASUAL MALE XL
casualmaleXL.com 1.800.767.0319
over
175
NEW ITEMS INSIDE!
why be average when you can XL

CASUAL MALE XL
SHOP BY CATALOG
STORES
WISH LIST
MY ACCOUNT
CHECK OUT
CART
CART IS EMPTY
QUICK ORDER
Go
SEARCH
Go
Category
Pants & Jeans
Outerwear
Suit Separates
Sportcoats
Footwear
Sleepwear
Underwear
Accessories
Fragrances
Brands
626 BLUE
Calvin Klein/CK Jeans
Caribbean Joe
George Foreman
Harbor Bay
Izod
Levi's/Dockers
NHL
Polo Jeans Company
Polo Ralph Lauren
Reebok
Lifestyle
Special
FALL
2006
WE'VE GOT ALL
THE NEW LOOKS
YOU LOVE IN
THE SIZES
YOU NEED.
>Polos
>Pants & Jeans
>Sport Shirts
90days • nointerest • nopayments*
on your purchase of $100 or more >details
>details

Customer Sales by Channel
* Indexed to retail only shoppers
100
123
104
276
290
286
455
0
50
100
150
200
250
300
350
400
450
500
Retail only Catalog Only E-commerce
Only
Retail &
Catalog
Retail & E-
commerce
Catalog & E-
commerce
Retail &
Catalog & E-
commerce

Casual Male Direct Growth
• Penetration of Casual Male’s direct business continues
to grow…
$0
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$35,000,000
$40,000,000
$45,000,000
$50,000,000
2004 2005 2006 Forecast

Casual Male Internet Sales by Year $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 2002 2003 2004 2005 2006 Forecast

Loyalty Program

CASUAL MALE XL

ROCHESTER CLOTHING

CASUAL MALE XL
XLREWARDS
1.800.767.0319
casualmale.com

Loyalty Program Launch Mailer
• Mail date: October 15
th
/
Circulation: 1M
• Creative: 24 page mailer
with wrap
• Free gift in store for top
15K customers
• Top 300K customers will
be auto-enrolled and will
receive loyalty card &
populated application
with brand mailer
• ~600K customers will
receive populated
customer application with
brand mailer

SUMMER 2006
CASUAL MALE XL
Casual Male XL, the leader in big & tall clothing, now available by catalog or online.
Sears
Shop today by catalog or online.
1 888 825 5244 we're always open www.sears.com/casualmaleXL

Order Status | Customer Service | My Profile
Recently Viewed
Cart - 0 items ($0.00)
Sears
Appliances
Auto NEW!
Baby
Clothing
Electronics & Computers
Fitness & Sports
For the Home
Health & Wellness NEW!
Jewelry
Lawn & Garden
Shoes NEW!
Tools
Toys & Games
Search in Clothing for GO
Sears Outlet
Gifts
Clothing > Mens Big & Tall
Shop by Category
Activewear
Casual Shirts
Dress Shirts
Outerwear
Pajamas & Robes
Pants & Jeans
Shoes
Suits & Sport Coats
Sweaters & Vests
Swim Suits & Shorts
Ties & Belts
Underwear & Socks
Related Links
What's new
See this week's ad
Sign up for email specials
Workwear
BE GLAD FOR DAD
SHOP GREAT GIFT IDEAS
FREE STANDARD SHIPPING
AFTER MAIL-IN REBATE
$5.00 OFF
ALL MEN'S BIG & TALL SHORTS FROM CASUAL MALE
CASUAL MALE XL
Exclusions apply. See details.
FATHER'S DAY IS NOT FAR AWAY! GIVE DAD THE BEST!
Featured Categories
Shop all Casual Shirts
Shop all Swim Suits & Shorts
Shop all Dress Shirts
Shop all Pants & Jeans

Casual Male BIG & TALL
we've got it! stylish shirts, pants & jeans
fashion men's

A
10
14
B
13
15

C

A 626 BLUE® PREMIUM WASH JEANS
- five-pocket loose-fit styling • 100% cotton • machine wash

(10)Medium Wash

30" inseam in waists 42, 44, 46, 48, 50, 52, 54, 56, 58, 60".
32" inseam in waists 42, 44, 46, 48, 50, 52, 54".
34" inseam in waists 44, 46, 48".
36" inseam in waists 36, 38, 40, 42".

523 025 00Y AG
60.00

B 626 BLUE® FLAT-FRONT BELTED TWILL PANTS
- quarter-top pockets • button-through back pockets
- contrasting canvas stripe belt • D-ring closure
- 100% cotton twill • machine wash

(14)Mocha, (13)Khaki, (15)Olive

30" inseam in waists 42, 44, 46, 48, 50, 52, 54, 56, 58, 60".
32" inseam in waists 42, 44, 46, 48, 50, 52, 54".
34" inseam in waists 42, 44, 46, 48".

523 015 01Y AG
60.00

C SUMMA® SHORT-SLEEVE CAMP SHIRT
- camp collar • button front • straight hem with side vents
- contrasting vertical woven front panels
- 55% linen, 45% rayon • machine wash

(15)Khaki

Tall fit. Chests 48(XLT; fits 46-48), 52(2XLT; fits 50-52), 56(3XLT; fits 54-56), 60(4XLT; fits 58-60), 64(5XLT; fits 62-64)".
523 090 02Y A
Big fit. 1X-6X. Chests 48(1X; fits 46-48), 52(2X; fits 50-52), 56(3X; fits 54-56), 60(4X; fits 58-60), 64(5X; fits 62-64), 68(6X; fits 66-68)".
523 090 03Y A
54.00

D NYNE LONG-SLEEVE WOVEN SHIRTS
- point collar, button front
- contrasting neck seams and cuffs
- shirttail hem • 100% cotton • machine wash

(18)Pistachio, (17)Amazon, (16)Dark Midnight

Tall fit. Chests 48(XLT; fits 46-48), 52(2XLT; fits 50-52), 56(3XLT; fits 54-56), 60(4XLT; fits 58-60), 64(5XLT; fits 62-64)".
523 090 02Y A
Big fit. Chests 48(1X; fits 46-48), 52(2X; fits 50-52), 56(3X; fits 54-56), 60(4X; fits 58-60), 64(5X; fits 62-64), 68(6X; fits 66-68)".
523 090 03Y A
54.00

E

E HARBOR BAY® LOOSE-FIT DENIM JEANS
- loose fit through hips and thighs
- rugged 13¼-oz. 100% cotton • machine wash

(12)Light Stonewash, (13)Stonewash, (14)Black

30" inseam in waists 44, 46, 48, 50, 52, 54, 56, 58, 60".
32" inseam in waists 44, 46, 48, 50, 52, 54".
34" inseam in waists 44, 46, 48".

523 025 00Y AG
60.00

12
13
14

D
17
18
16
D

Sears
Spring & Summer 2006 Catalogue

630B WWW.SE RS.CA • 1 800 267 3277
WWW.SEARS.CA • 1 800 267 3277 530C

B & T Factory Direct
• Launching a new Direct venture which
addresses the lower end big & tall shopper
• Strategy is to take market share from King
Size, largest direct business in bit & tall
• Initial phase is web launch in mid-September
with B&T Factory Direct site;www.btdirect.com
• Launch 68 page catalog in Spring ‘07

BIG & TALL
B&T
FACTORY DIRECT
Spring 2007
b&tdirect.com

YOUR SIZES. YOUR STYLE.

PRICED RIGHT

WITH SAVINGS OF UP TO 20%

AMAZING VALUES ON MEN'S FASHIONS IN SIZES XL TO 8XL

AT LAST. YOUR SIZES. YOUR

WELCOME

to the very First Edition of B&T Direct. The collection created to offer the sizes, the styles, the names, the convenience and, above all, the values you want. Looking great just became a lot easier.

COMFORT

Comfort is important to everyone. But it's even more important to you. We know what makes the difference between clothes you can get by in and clothes you feel in. Extra stretch in the waist. Shirts that dry in a jiff. Jackets with more shoulder room. Winter or summer, business or pleasure, once you're dressed, the last thing on your mind should be your clothes.

SIZES

There was a time when it took extra effort to find the styles you like in the sizes you need at prices that make sense. Not anymore. This is your collection with a full range of your sizes.

CONTENTS

CASUAL
Sportshirts/Sweaters 3-15
Pants & Jeans 16-21
Activewear 22-39
CASUAL BUSINESS
Sportcoats 30-35
Trousers 36-43
BUSINESS
Suits 44-49
Dress Shirts/Ties 50-59
ACCESSORIES 60-64

LEGEND

- Numbered sleeve lengths
- Available up to 8X
- Hemmed, cuffed or unhemmed
- Expandable waist

VALUE

B&T Factory Direct is, first and foremost, about value. We know it's possible to offer quality, style, comfort, size and value without skimping on the details. And we love offering "2-For" savings and special purchases that save you even more. So when you see one of these symbols, stop look read buy!

SAVE BUY 2 OR MORE SHIRTS 00.99 each

SAVE BUY 2 OR MORE TEES 00.99 each

FROM 00.99

2 ORDER ANYTIME TOLL FREE: 1.800.000.0000

B & T Factory Direct

STYLE. PRICED RIGHT.
SAVE
BUY 2 OR MORE SHIRTS
00
A. ITEM NAME HERE
GREAT PRICE BASICS
SAVE
BUY 2 OR MORE V-NECKS
00
SAVE
BUY 2 OR MORE V-NECKS
00
SAVE
BUY 2 OR MORE PANTS
00
AT A STOCK UP PRICE
SAVE
BUY 2 OR MORE POLOS
00
FROM
00 99

B & T Factory Direct